UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 8, 2008

RIDGEWOOD ELECTRIC POWER TRUST V
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24143	22-3437351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 8, 2008, Ridgewood Renewable Power, LLC, the Managing Shareholder of Ridgewood Electric Power Trust V (“Trust V”), The Ridgewood Power Growth Fund (“Growth Fund”) and Ridgewood/Egypt Fund (collectively with Trust V and Growth Fund, the “Funds”) determined to extend the expiration date of the solicitation period relating to the Funds’ solicitation of consents of their respective shareholders seeking the approval of a transaction involving the proposed sale of the Ridgewood Egypt business (the “Sale”) from October 8, 2008 until October 27, 2008.

Additional Information and Where to Find It

This report may be deemed to be solicitation material in respect of the Sale.  Each of Trust V and Growth Fund (together, the “Reporting Funds”) intends to file with the Securities and Exchange Commission (the “SEC”) a supplement to its definitive consent statement in connection with its solicitation of the approval of its shareholders for the Sale. You are urged to read the definitive consent statement regarding the Sale, and any such amendments or supplements thereto, if and when any such amendments or supplements become available, and any other relevant documents filed by a Reporting Fund with the SEC, as well as any amendments or supplements thereto, because they will contain important information. You can obtain free copies of such materials (including any consent statement) filed by a Reporting Fund with the SEC, as well as other filings containing information about each Reporting Fund at http://www.sec.gov. Each Reporting Fund will also provide copies of any definitive consent statement and other information filed with the SEC to any shareholder of the Reporting Fund, at the actual cost of reproduction, upon written request to Daniel V. Gulino, Esq., Senior Vice President and General Counsel, at Ridgewood Renewable Power LLC, 947 Linwood Avenue, Ridgewood, New Jersey 07450-2939, at telephone number (201) 447-9000 or e-mail at generalcounsel@ridgewoodpower.com.

Participants in Solicitation

The Reporting Funds and their executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies or consents from the Reporting Funds’ shareholders with respect to the transactions contemplated by the Sale and Purchase Agreement, as amended, regarding the Sale (the “Sale Agreement”).  Information regarding the officers and directors of the Reporting Funds, including direct or indirect interests in the Sale, by securities holdings or otherwise, are set forth in the definitive consent statements filed by each of the Reporting Funds with the SEC, as may be amended or supplemented from time to time by a Reporting Fund.

Forward-looking Information

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the Sale and the other transactions contemplated by the Sale Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Sale Agreement to satisfy the conditions to closing specified in the Sale Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGEWOOD ELECTRIC POWER TRUST V

Date: October 8, 2008	By:	/s/ JEFFREY H. STRASBERG
	Name:	Jeffrey H. Strasberg
	Title:	Executive Vice President and Chief Financial Officer